UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GLOBAL SPAC PARTNERS CO.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION

Global SPAC Partners Co.
2093 Philadelphia Pike #1968
Claymont, DE 19703

To the Shareholders of Global SPAC Partners Co.:

You are cordially invited to attend an extraordinary general meeting (the “Special Meeting”) of Global SPAC Partners Co., a Cayman Islands exempted company (“Global” or the “Company”), to be held on July 13, 2022 at 9:00 a.m., Eastern Time. The formal meeting notice and proxy statement for the Special Meeting are attached.

The Special Meeting will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/globalspacpartners/sme2022 and entering the control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the company, and (ii) promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission (“SEC”) due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company (as amended from time to time, the “Amended and Restated Memorandum and Articles of Association”), the physical location of the meeting is at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote via the Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares (including any shares included in subunits) will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The attached Notice of Extraordinary General Meeting and proxy statement describe the business the Company will conduct at the Special Meeting (unless the Company determines that it is not necessary to hold the Special Meeting as described in the accompanying proxy statement) and provide information about the Company that you should consider when you vote your shares. As set forth in the accompanying proxy statement, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.      A special resolution to extend the date by which the Company must consummate an initial business combination from July 13, 2022 (the “Termination Date”) to August 13, 2022 (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association; provided, however, that if, by August 13, 2022, the Company has (i) mailed its definitive proxy statement/prospectus in connection with a shareholder meeting to approve the business combination and related transactions with Gorilla Technology Group Inc., a Cayman Islands exempted company (“Gorilla”) (such meeting, the “Business Combination Meeting”), and (ii) called the Business Combination Meeting to be held no more than 14 days following the mailing date, but (iii) has not yet held the Business Combination Meeting, then the Extended Date shall be automatically extended to the earlier of (a) the second business day following the Business Combination Meeting and (b) September 13, 2022 (the “Final Extended Date”) (the “Extension Amendment Proposal” and any such extension effected pursuant thereto, the “Extension”); and

2.      An ordinary resolution to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

No other business may be transacted at the Special Meeting.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Amended and Restated Business Combination Agreement, dated as of May 18, 2022 (as it may be amended, the “Business Combination Agreement”) by and among us, Gorilla Technology Group Inc., a Cayman Islands exempted company (“Gorilla”), Gorilla Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of Gorilla, Global SPAC Sponsors LLC (the “Sponsor”), in the capacity as the representative from and after the Effective Time (as defined in the Business Combination Agreement) for the shareholders of Global as of immediately prior to the Effective Time and their successors and assignees) in accordance with the terms and conditions of the Business Combination Agreement (the “SPAC Representative”), and Tomoyuki Nii, in the capacity as the representative from and after the Effective Time for the Gorilla shareholders as of immediately prior to the Effective Time in accordance with the terms and conditions of the Business Combination Agreement. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on December 28, 2021 and May 18, 2022 and our preliminary proxy statement/prospectus filed with the SEC on January 10, 2022, as amended on February 18, 2022, March 15, 2022, May 20, 2022, June 13, 2022, June 27, 2022, and as may be further amended.

Global’s board of directors (the “Board”) has determined that it is in the best interests of Global to seek an extension of the Termination Date and have Global’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. Global intends to call an extraordinary general meeting of its shareholders to approve the Business Combination (referred to herein as the “Business Combination Meeting”). While Global is using its best efforts to complete the Business Combination on or before the Termination Date, the Board believes that it is in the best interests of Global shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Global will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Global believes that there is some risk that Global might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Global would be precluded from completing the Business Combination and would be forced to liquidate even if Global’s shareholders are otherwise in favor of consummating the Business Combination.

The Board has fixed the close of business on June 15, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Special Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

By Order of the Board,

Jayesh Chandan Chairman of the Board

This proxy statement is dated               , 2022.
and is being mailed with the form of proxy on or about               , 2022.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Special Meeting or vote in person online at the Special Meeting.

PLEASE NOTE:    If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on the Extension Amendment Proposal unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

GLOBAL SPAC PARTNERS CO.
2093 Philadelphia Pike #1968
Claymont, DE 19703

NOTICE OF EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JULY 13, 2022

To the Shareholders of Global SPAC Partners Co.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Special Meeting”) of Global SPAC Partners Co., a Cayman Islands exempted company (the “Company”), will be held on July 13, 2022 at 9:00 a.m., Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America. You will be able to attend, vote your shares (including any shares included in subunits), and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/globalspacpartners/sme2022. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.      A special resolution to extend the date by which the Company must consummate an initial business combination from July 13, 2022 (the “Termination Date”) to August 13, 2022 (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association; provided, however, that if, by August 13, 2022, the Company has (i) mailed its definitive proxy statement/prospectus in connection with a shareholder meeting to approve the business combination and related transactions with Gorilla Technology Group Inc., a Cayman Islands exempted company (“Gorilla”) (such meeting, the “Business Combination Meeting”), and (ii) called the Business Combination Meeting to be held no more than 14 days following the mailing date, but (iii) has not yet held the Business Combination Meeting, then the Extended Date shall be automatically extended to the earlier of (a) the second business day following the Business Combination Meeting and (b) September 13, 2022 (the “Final Extended Date”) (the “Extension Amendment Proposal” and any such extension effected pursuant thereto, the “Extension”); and

2.      An ordinary resolution to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Only shareholders of record of the Company as of the close of business on June 15, 2022 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share (including any shares included in subunits) entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits shareholders unable to attend the Special Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Special Meeting in person online, it is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/globalspacpartners/sme2022.

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Business Combination”) contemplated by contemplated by that certain Amended and Restated Business Combination Agreement, dated as of May 18, 2022 (as it may be amended, the “Business Combination Agreement”) by and among us, Gorilla Technology Group Inc., a Cayman Islands exempted company (“Gorilla”), Gorilla Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of Gorilla, Global SPAC Sponsors LLC (the “Sponsor”), in the capacity as the representative from and after the Effective Time (as defined in the Business Combination Agreement) for the shareholders of Global as of immediately prior to the Effective Time and their successors and assignees) in accordance with the terms and conditions of the Business Combination Agreement (the “SPAC Representative”), and Tomoyuki Nii, in the capacity as the representative from and after the Effective Time for the Gorilla shareholders as of immediately prior to the Effective Time in accordance with the terms and conditions of the Business Combination Agreement. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on December 28, 2021 and May 18, 2022 and our preliminary proxy statement/prospectus filed with the SEC on January 10, 2022, as amended on February 18, 2022, March 15, 2022, May 20, 2022, June 13, 2022, June 27, 2022, and as may be further amended.

Our board of directors (the “Board”) currently believes that there may not be sufficient time before July 13, 2022 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate a business combination to the Extended Date or, as applicable, the Final Extended Date. Global reserves the right at any time to cancel the Special Meeting and not to submit to its shareholders the Extension Amendment Proposal and implement the Extension.

If the Extension Amendment Proposal is presented at the Special Meeting, holders (“public shareholders”) of our Class A ordinary shares (“public shares”) included in the public subunits issued in our initial public offering (“IPO”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining holders of public shares will retain their right to redeem their public shares when the proposed initial business combination is submitted to shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date or, as applicable, the Final Extended Date.

If Global’s shareholders approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Global intends to use its best efforts to complete the Business Combination on or before the Termination Date. Global will cancel the Special Meeting and will not implement the Extension if, on or before July 13, 2022, it is able to complete the Business Combination. Global intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If Global does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Special Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

If the Extension Amendment Proposal is approved, Gorilla has agreed to loan to us the lesser of $388,447 and $0.045 for each public share that is not redeemed in connection with the Special Meeting (the “Loan”). Assuming the Extension Amendment Proposal is approved, the Loan will be deposited in the Trust Account promptly following the Special Meeting. If more than 8,632,155 public shares remain outstanding after conversions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if no public shares seek conversion, an aggregate of $388,447 would be contributed and the per-share amount contributed for the Extension would be approximately $0.03 per share. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented, the redemption amount per share at the meeting for the Company’s business combination or the Company’s subsequent liquidation will be between $10.23 and $10.245 per share (depending on the level of redemptions in connection with the Special Meeting), in comparison to the current redemption amount of approximately $10.20 per share. The Loan is conditioned upon the implementation of the Extension Amendment. The Loan will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loan will not bear interest and will be repayable by us to Gorilla upon consummation of an initial business combination. If Gorilla advises us that it does not intend to make the Loan, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, July 13, 2022, as contemplated by and in accordance with the Memorandum and Articles of Association, Global (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares included in the public subunits, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its board of directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The accompanying proxy statement provides shareholders with detailed information about the Extension Amendment Proposal and other matters to be considered at the Special Meeting, including Global shareholders’ right to redeem the shares included in their subunits for a pro rata portion of the cash held in our Trust Account in connection with the Extension. Throughout this proxy statement, references to the redemption of public shares are to the redemption of public subunits and references to the redemption price per share shall mean the redemption price per public subunit. See “Questions and Answers About the Special Meeting” for additional detail regarding the redemption process. We encourage you to read the entire accompanying proxy statement, including any Annexes and other documents referred to therein, carefully and in their entirety.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU: (A) HOLD PUBLIC SUBUNITS, OR (B) HOLD PUBLIC SUBUNITS THROUGH PUBLIC UNITS AND YOU ELECT TO SEPARATE YOUR PUBLIC UNITS INTO THE UNDERLYING PUBLIC SUBUNITS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SUBUNITS; AND (II) PRIOR TO 5:00 P.M., EASTERN TIME, ON JULY 12, 2022, (A) SUBMIT A WRITTEN REQUEST TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, GLOBAL’S TRANSFER AGENT, THAT GLOBAL REDEEM YOUR PUBLIC SUBUNITS FOR CASH AND (B) DELIVER YOUR SUBUNIT CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE, IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE PROXY STATEMENT. IF THE EXTENSION IS NOT APPROVED, THEN THE PUBLIC SUBUNITS WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL — REDEMPTION RIGHTS” IN THIS PROXY STATEMENT FOR MORE SPECIFIC INSTRUCTIONS.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination on or before July 13, 2022, in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares with the aggregate amount then on deposit in the Trust Account.

Our Board has fixed the close of business on June 15, 2022 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date, there were 17,933,213 ordinary shares, including 13,645,713 Class A ordinary shares and 4,287,500 Class B ordinary shares, outstanding.

This Proxy Statement contains important information about the Special Meeting and the Proposals. Please read it carefully and vote your shares.

This Proxy Statement is dated               , 2022, is first being mailed to shareholders on or about               , 2022.

Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

, 2022	By Order of the Board of Directors

Jayesh Chandan Chairman of the Board of Directors

i

GLOBAL SPAC PARTNERS CO.
2093 Philadelphia Pike #1968
Claymont, DE 19703

PROXY STATEMENT
EXTRAORDINARY GENERAL MEETING
To be held on Wednesday, July 13, 2022, at 9:00 a.m., Eastern Time

EXPLANATORY NOTE

Throughout this proxy statement, unless otherwise indicated or the context otherwise requires, all references to the redemption of public shares are to the redemption of public subunits, and all references to the redemption price per share shall mean the redemption price per public subunit.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s pending Business Combination with Gorilla, its capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        the Company’s ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of the Ordinary Shares and other securities of the Company;

•        the use of funds not held in the Company’s Trust Account (as described herein) or available to the Company from interest income on the Company’s Trust Account balance; and

•        the competitive environment in which Gorilla will operate following the Business Combination.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, as filed with the SEC on November 15, 2021, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 31, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, as filed with the SEC on May 12, 2022 and in other reports the Company files with the SEC. Risks regarding the Business Combination are also discussed in Global’s preliminary proxy statement/prospectus filed with the SEC on January 10, 2022, as amended on February 18, 2022, March 15, 2022, May 20, 2022, June 13, 2022, June 27, 2022, and as may be further amended. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Why did you send me this proxy statement?

Global is a blank check company incorporated as a Cayman Islands exempted company on August 6, 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On April 13, 2021, we consummated our IPO of 16,000,000 units, with each unit consisting of one subunit (“public subunit”) and one-half of one redeemable warrant (“public unit warrants”), with each whole warrant entitling the holder thereof to purchase one Class A ordinary share. Each public subunit consists of one Class A ordinary share (the “public shares”) and one-quarter of one warrant (“public subunit warrants”). The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $160,000,000.

Simultaneous with the consummation of the IPO, we consummated the private placement of 675,000 private units at a price of $10.00 per unit, generating total proceeds of $6,750,000. The private units were purchased by the Sponsor and I-Bankers Securities, Inc., the representative of the underwriters in the IPO (“I-Bankers”).

On April 13, 2021, the underwriters partially exercised their over-allotment option, and the closing of the issuance and sale of the additional 750,000 units occurred on April 14, 2021, generating gross proceeds of $7,500,000. In connection with the closing of the overallotment, we sold an additional 15,000 placement units to the Sponsor and an additional 7,500 to I-Bankers Securities, Inc. at a price of $10.00 per placement unit, generating an additional $225,000 of gross proceeds.

Like most blank check companies, Global’s Amended and Restated Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of public shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date.

On April 11, 2022, our shareholders approved the amendment of our Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate our initial business combination from April 13, 2022 to July 13, 2022.

This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of Global SPAC Partners Co. (the “Company”), for use at the extraordinary general meeting (the “Special Meeting”) to be held on Wednesday, July 13, 2022 at 9:00 a.m., Eastern Time, or at any adjournments or postponements thereof. Supplemental materials and/or updates to the information contained in this Proxy Statement, if any, shall be announced by public filings with the SEC and/or or further press releases in advance of the Special Meeting (including by way of supplemental proxy).

At the Special Meeting, you will be asked to vote on a proposal to extend the date by which the Company must consummate an initial business combination from July 13, 2022 to August 13, 2022 (or such earlier date as determined by the Board) by amending the Company’s Amended and Restated Memorandum and Articles of Association. We are a blank check company incorporated as a Cayman Islands exempted company on August 6, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (“initial business combination”). Pursuant to our Amended and Restated Memorandum and Articles of Association, we currently have until July 13, 2022 to consummate an initial business combination. Our Board believes that it is in the best interests of the shareholders to continue our existence up to August 13, 2022 in order to allow us more time to complete our initial business combination.

Global will separately hold the Business Combination Meeting to approve the Business Combination.

If Global’s shareholders approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Global intends to use its best efforts to complete the Business Combination on or before the Termination Date. Global will cancel the Special Meeting and will not implement the Extension if, on or before July 13, 2022, it is able to complete the Business Combination. Global intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business

Combination on or before the Termination Date. If Global does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Special Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

What proposals will be addressed at the Special Meeting?

Shareholders will be asked to consider the following proposals at the Special Meeting:

1.      A special resolution to extend the date by which the Company must consummate an initial business combination from July 13, 2022 (the “Termination Date”) to August 13, 2022 (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association; provided, however, that if, by August 13, 2022, the Company has (i) mailed its definitive proxy statement/prospectus in connection with a shareholder meeting to approve Business Combination Meeting, and (ii) called the Business Combination Meeting to be held no more than 14 days following the mailing date, but (iii) has not yet held the Business Combination Meeting, then the Extended Date shall be automatically extended to the earlier of (a) the second business day following the Business Combination Meeting and (b) September 13, 2022 (the “Final Extended Date”) (the “Extension Amendment Proposal”); and

2.      An ordinary resolution to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”; together with the Extension Amendment Proposal, the “Proposals”).

How does the Board recommend that I vote?

Our Board unanimously recommends that all shareholders vote “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

Our Amended and Restated Memorandum and Articles of Association, as currently in effect, provides for the return of our IPO proceeds held in the Trust Account to the public shareholders if there is no qualifying business combination(s) consummated by July 13, 2022. As explained below, the purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time, if needed, to complete the Business Combination pursuant to the Business Combination Agreement. The Company believes that given its expenditure of time, effort and money on finding a business combination and that it is in the best interests of Global’s shareholders that Global obtain the Extension if needed. Global believes the Business Combination will provide significant benefits to its shareholders, and that circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Therefore, we are asking for an extension of this timeframe. Accordingly, if the Extension Amendment Proposal is approved, our Amended and Restated Memorandum and Articles of Association would be amended in the form attached as Annex A to extend the date by which we must consummate an initial business combination to October 13, 2022 (or such earlier date as determined by the Board). For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on December 28, 2021 and May 18, 2022 and our preliminary proxy statement/prospectus filed with the SEC on January 10, 2022, as amended on February 18, 2022, March 15, 2022, May 20, 2022, June 13, 2022, June 27, 2022, and as may be further amended.

If the Extension Amendment Proposal is not approved by Global’s shareholders, Global may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved by Global’s shareholders, the chairman of the Special Meeting has the power under Global’s Amended and Restated Memorandum and Articles to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Global reserves the right at any time to cancel the Special Meeting (by means of adjourning the Special Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal and implement the Extension. In the event the Special Meeting is cancelled or the Extension Amendment Proposal is not approved, Global will liquidate and dissolve in accordance with the Amended and Restated Memorandum and Articles of Association, unless the Business Combination is consummated prior to the Termination Date.

You are not being asked to vote on the Business Combination at the Special Meeting. The vote by Global shareholders on the Business Combination will occur at the separate Business Combination Meeting and the solicitation of proxies from Global shareholders in connection with such separate Business Combination Meeting, and the related right of Global shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate proxy statement/prospectus. Global filed a preliminary proxy statement/prospectus filed with the SEC on January 10, 2022, as amended on February 18, 2022, March 15, 2022, May 20, 2022, June 13, 2022, June 27, 2022, and as may be further amended. If you want to ensure your public shares are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is implemented, you should specify your election to “redeem” your public shares in connection with either the Special Meeting or the Business Combination Meeting, or both.

Public shareholders may elect (the “Election”) to redeem their public shares for a per-share price (“the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price (the “Withdrawal”) and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date or, as applicable, the Final Extended Date. We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following the completion of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $132.1 million that was in the Trust Account as of June 27, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, Gorilla has agreed to loan to us the lesser of $388,447 and $0.045 for each public share that is not redeemed in connection with the Special Meeting (the “Loan”). Assuming the Extension Amendment Proposal is approved, the Loan will be deposited in the Trust Account promptly following the Special Meeting. If more than 8,632,155 public shares remain outstanding after conversions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if no public shares seek conversion, an aggregate of $388,447 would be contributed and the per-share amount contributed for the Extension would be approximately $0.03 per share. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented, the redemption amount per share at the meeting for the Company’s business combination or the Company’s subsequent liquidation will be between $10.23 and $10.245 per share (depending on the level of redemptions in connection with the Special Meeting), in comparison to the current redemption amount of approximately $10.20 per share. The Loan is conditioned upon the implementation of the Extension Amendment. The Loan will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loan will not bear interest and will be repayable by us to Gorilla upon consummation of an initial business combination. If Gorilla advises us that it does not intend to make the Loan, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter.

Who may vote at the Special Meeting?

Holders of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) and the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”, and together with the Class A ordinary shares, “Ordinary Shares”) as of the close of business on June 15, 2022 are entitled to vote at the Special Meeting. As of the Record Date, there were 17,933,213 Ordinary Shares, including 13,645,713 Class A ordinary shares and 4,287,500 Class B ordinary shares, outstanding.

How many votes must be present to hold the Special Meeting?

Your shares are counted as present at the Special Meeting if you attend the Special Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the Adjournment Proposal. On June 15, 2022, the Record Date, there were 17,933,213 Ordinary Shares, including 13,645,713 Class A ordinary shares and 4,287,500 Class B ordinary shares, outstanding and entitled to vote. In order for us to conduct the Special Meeting, the holders of a majority of the voting power of our outstanding Ordinary Shares entitled to vote at the Special Meeting must be present at the Special Meeting. This is referred to as a quorum. Consequently, 8,966,607 Ordinary Shares must be present at the Special Meeting to constitute a quorum.

How many votes do I have?

Each Ordinary Share is entitled to one vote on the Extension Amendment Proposal and one vote on the Adjournment Proposal.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Jayesh Chandan and Bryant B. Edwards, our Chairman and our Chief Executive Officer, respectively, as your representatives at the Special Meeting. By completing and returning the proxy card, you are authorizing each of Mr. Chandan and Mr. Edwards to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is strongly recommended that you complete and return your proxy card before the Special Meeting date in case your plans change.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•        Online.    If you are a shareholder of record, you may vote online before the Special Meeting, or vote at the Special Meeting via the webcast.

•        By Mail.    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•        Online at the Special Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Special Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        Over the Internet.    You may vote by proxy by submitting your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the Adjournment Proposal. Accordingly, at the Special Meeting, your shares may only be voted by your brokerage firm in connection with the Adjournment Proposal.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Special Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

Your shares will not be voted if either (i) we do not receive your vote by proxy before 9:00 a.m. Eastern Time on July 13, 2022, or (ii) you do not follow the procedures above to attend and vote at the Special Meeting.

What vote is required for the Extension Amendment Proposal?

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.

What vote is required for the Adjournment Proposal?

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

Why should I vote “FOR” the Extension Amendment Proposal?

The Company believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete a business combination until the Extended Date or, as applicable, the Final Extended Date. The Extension would give the Company additional time to complete the Business Combination.

The Board believes that it is in the best interests of the Company’s shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, the Company will have a limited additional amount of time to consummate the Business Combination. Without the Extension, the Company believes that there is some risk that the Company might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating the Business Combination.

The Company believes that given Company’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that the Company is in the best position possible to consummate the Business Combination and that it is in the best interests of the Company’s shareholders that the Company obtain the Extension if needed. The Company believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on December 28, 2021 and May 18, 2022 and our preliminary proxy statement/prospectus filed with the SEC on January 10, 2022, as amended on February 18, 2022, March 15, 2022, May 20, 2022, June 13, 2022, June 27, 2022, and as may be further amended.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

How do the Company insiders intend to vote their shares?

All of our initial shareholders (excluding I-Bankers Securities, Inc.), directors, officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal. As of the Record Date, our initial shareholders, directors, and officers own approximately 25.8% of our issued and outstanding Ordinary Shares. Our initial shareholders, directors, officers and their affiliates may choose to buy, or have already purchased, public shares in the open market and/or through privately negotiated purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal. Any public shares held by or subsequently purchased by our initial shareholders, directors, officers and their respective affiliates will also be expected to be voted in favor of the Extension Amendment Proposal and the Adjournment Proposal, if applicable.

What interests do the Company’s initial shareholders, directors and officers have in the approval of the proposals?

Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of (i) 4,187,500 Class B ordinary shares, (ii) 530,000 Class A ordinary shares included in the private units purchased in connection with the IPO and (iii) 397,500 private warrants included in the private units purchased in connection with the IPO, all of which would expire worthless if a business combination is not consummated. See the sections entitled “The Extension Amendment Proposal — Interests of our Initial Shareholders, Directors and Officers”.

What happens if the Extension Amendment Proposal is not approved?

Unless the Extension Amendment Proposal is approved, the Extension will not be completed.

Our Amended and Restated Memorandum and Articles of Association currently provides that we will have until July 13, 2022 to complete our initial business combination, or such later time as the members of the Company may approve in accordance with the Amended and Restated Memorandum and Articles of Association. If we are unable to complete our initial business combination by such deadline, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its board of directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Amended and Restated Memorandum and Articles of Association.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved and the Extension is completed, the Company will have until the Extended Date or, as applicable, the Final Extended Date, to complete its initial business combination and will continue to attempt to consummate the Business Combination until such time.

If the Extension Amendment Proposal is approved, we will, pursuant to the investment management trust agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders that have made the Election their portions of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date or, as applicable, the Final Extended Date. We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Election.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, which will also increase the percentage interest in the Ordinary Shares held by the Company’s initial shareholders, directors and officers and their respective affiliates. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $132.1 million that was in the Trust Account as of June 27, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

What are the risks associated with the Extension?

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date or Final Extended Date, as applicable. Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Business Combination following the SEC declaring effective Gorilla’s Registration Statement on Form F-4 (the “Form F-4”), which includes our preliminary proxy statement/prospectus for the Business Combination. The Form F-4 has not been declared effective by the SEC, and the Company cannot complete the Business Combination unless the Form F-4 is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Form F-4 effective.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension Amendment or Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. Furthermore, under the terms of the Merger Agreement, Gorilla is not required to consummate the Business Combination if the Company does not have at least $50,000,000 in available cash (including proceeds in connection with any private placement and the funds in the Company’s trust account) immediately prior to the consummation of the Business Combination (after taking into account payments required to satisfy redemptions by the Company’s shareholders). The fact that we will have separate redemption periods in connection with the Extension Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our subunits, and will likely continue to be, volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Since our Board approved the Business Combination, we have experienced a number of delays, and we and Gorilla may continue to experience additional delays in the future. These delays could cause us to be unable to consummate the Business Combination. Additionally, although we are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination, there can be no assurance that such additional approval or actions will be obtained within the required time period. This includes any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”) on account of certain foreign ownership restrictions on U.S. businesses. If CFIUS considers Global a “foreign person” under such rules and regulations and Gorilla a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination with Gorilla falls within the scope of foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. Although we do not believe Global is a “foreign person” or Gorilla is a U.S. business that may affect national security, CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. The foreign ownership limitations, and the potential impact of CFIUS, may prevent us from consummating the Business Combination with Gorilla. If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such CFIUS restriction. In addition, the time necessary for governmental or regulatory review or approval could prevent us from completing the Business Combination or any other business combination and require us to liquidate.

Because we have only a limited time to complete our Business Combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

All of our shareholders are cordially invited to attend the Special Meeting and we are providing this proxy statement and a proxy card in connection with the solicitation of proxies to be voted at the Special Meeting (or any adjournment or postponement thereof). To ensure representation at the Special Meeting, however, shareholders are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If shares are held in an account at a brokerage firm, bank or other nominee, a shareholder must instruct your broker, bank or other nominee on how to vote such shares or, if such shareholders wishes to attend the Special Meeting and vote, obtain a proxy from their broker, bank or other nominee. If a shareholder’s shares are held in “street name” or are in a margin or similar account, such shareholder should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

While we are complying with the notice requirements set forth in our Amended and Restated Articles of Association for this Special Meeting, a shareholder must comply with the procedures set forth in this proxy statement in order to ensure that such shareholder’s votes are duly counted. If a shareholder fails to receive such proxy from its broker or fails to vote in a timely manner, such shareholder’s vote may not be counted at the Special Meeting. Your shares will not be voted if either (i) we do not receive your vote by proxy before 9:00 a.m. Eastern Time on July 13, 2022, or (ii) you do not follow the procedures described in “The Extraordinary General Meeting — Voting” to attend and vote at the Special Meeting. Additionally, written demand of redemption rights must be received by Global’s transfer agent no later than 5:00 p.m. Eastern Time on July 12, 2022 (one day prior to the Special Meeting). Due to the limited time frame in which shareholders have to vote and redeem their shares, your instructions may not be processed if they are not received by the times indicated above.

Due to the risks associated with the Extension Amendment and the Business Combination, stockholders should read this proxy statement in its entirety.

Do I have redemption rights?

If you are a holder of public shares, you have the right to demand that we redeem such shares for the Per-Share Redemption Price. We sometimes refer to these rights to demand redemption of the public shares as “redemption rights.” The redemption of public shares, as used herein, refers to the redemption of public subunits, consisting of one ordinary share and one-quarter public subunit warrant, and upon a redemption of the public subunit (public shares), both the ordinary share and the public subunit warrant contained therein will be forfeited.

If you are a holder of public shares (through your ownership of public subunits) and you exercise your redemption rights, it will result in the loss of your public subunit warrants contained in the public subunits that are redeemed, but will not result in the loss of any public unit warrants that you may hold directly (including those contained in any unseparated public units you hold).

Will how I vote affect my ability to exercise redemption rights?

No. You may exercise your redemption rights whether or not you are a holder of public shares on the Record Date (so long as you are a holder at the time of exercise), or whether or not you are a holder and vote your public shares of Global on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Extension can be approved by shareholders who will redeem their public shares and no longer remain shareholders, leaving shareholders who choose not to redeem their public shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the units into their individual component parts prior to exercising redemption rights with respect to the public subunits. If the units are registered in a holder’s own name, the holder must deliver the certificate for its units to Continental Stock Transfer & Trust Company, our transfer agent (“Continental”), with written instructions to separate the units into their individual component parts. This must be completed far enough in advance to permit the mailing of the certificates back to the holder so that the holder of the public subunits may then exercise his, her or its redemption rights upon the separation of the public subunits from the units. See “How do I exercise my redemption rights?” below. The address of Continental is listed under the question “Who can help answer my questions?” below.

How do I exercise my redemption rights?

If the Extension is implemented, public shareholders may seek to redeem their public shares for the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or any other Proposal.

To exercise your redemption rights, you must demand that the Company redeem your public shares.

A holder of public shares may exercise redemption rights regardless of whether it votes for or against the Extension Amendment Proposal or does not vote on such proposal at all, or if it is a holder of public shares on the record date. If you are a holder of public shares and wish to exercise your redemption rights, you must demand in writing that Global convert your public shares into cash and deliver your subunit certificates (if any) and other redemption forms to Global’s transfer agent electronically using The Depository Trust Company’s Deposit/Withdrawal at Custodian (“DWAC”) System no later than 5:00 p.m. Eastern Time on July 12, 2022 (one day prior to the Special Meeting). Any holder of public shares seeking redemption will be entitled to their pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was approximately $132.1 million, or approximately $10.20 per share, as of June 27, 2022), less any owed but unpaid taxes on the funds in the Trust Account. Such amount will be paid promptly upon consummation of the Extension. There are currently no owed but unpaid income taxes on the funds in the Trust Account.

Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to Global unless the Board of Directors of Global determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). If you deliver your subunit certificates (if any) and other redemption forms for redemption to Global’s transfer agent and later decide not to elect redemption prior to the time the Company effectuates the Extension, you may request that Global’s transfer agent return the shares (physically or electronically). You may make such request by contacting Global’s transfer agent at the address listed at the end of this section.

Any written demand of redemption rights must be received by Global’s transfer agent no later than 5:00 p.m. Eastern Time on July 12, 2022 (one day prior to the Special Meeting). No demand for redemption will be honored unless the holder’s subunit certificates (if any) and other redemption forms have been delivered (either physically or electronically) to the transfer agent.

If you are a holder of public shares (through your ownership of public subunits) and you exercise your redemption rights, it will result in the loss of your public subunit warrants contained in the public subunits that are redeemed, but will not result in the loss of any public unit warrants that you may hold directly (including those contained in any unseparated public units you hold).

Am I able to exercise my redemption rights in connection with the Business Combination?

If you are a holder of public shares as of the close of business on the record date for the Business Combination Meeting, you will be able to vote to approve the Business Combination at such general meeting. The Special Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in the Company’s Amended and Restated Memorandum and Articles of Association (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is two business days before the Business Combination Meeting).

Any written demand of redemption rights must specify whether the redemption is being made in connection with the Extension or the Business Combination. Otherwise, if the Special Meeting is abandoned and the Business Combination Meeting is held on or prior to July 13, 2022, your redemption request will not automatically apply to the Business Combination, and you will need to submit a separate written demand to affirmatively exercise your redemption rights in connection with the Business Combination.

If Global’s shareholders approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Global intends to use its best efforts to complete the Business Combination on or before the Termination Date. Global will cancel the Special Meeting and will not implement the Extension if, on or before July 13, 2022, it is able to complete the Business Combination. Global intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If Global does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Special Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

How are votes counted?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as your instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. The Extension Amendment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Special Meeting and voting online if you are a shareholder of record. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at Global SPAC Partners Co., 2093 Philadelphia Pike #1968, Claymont, DE 19703 a written notice of revocation prior to the Special Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, the proxy will vote as recommended by the Board.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares. Separate voting materials will be mailed to Global shareholders for the Business Combination Meeting. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Special Meeting and the Business Combination Meeting.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who bears the cost of soliciting proxies?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage its customary fee. We will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person online, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also contact Continental at:

Continental Stock Transfer & Trust Company

1 State Street — 30th Floor

New York, New York 10004

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com

You may also contact us at:

Global SPAC Partners Co.

2093 Philadelphia Pike #1968

Claymont, DE 19703

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

THE EXTRAORDINARY GENERAL MEETING

We are furnishing this Proxy Statement to you as a shareholder of Global SPAC Partners Co. as part of the solicitation of proxies by our Board for use at our Special Meeting to be held on Wednesday, July 13, 2022, 2022, or any adjournment or postponement thereof.

This Proxy Statement is first being mailed on or about             , 2022 to all shareholders of record of Global as of June 15, 2022, the Record Date for the Special Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting. Supplemental materials and/or updates to the information contained in this Proxy Statement, if any, shall be announced by public filings with the SEC and/or or further press releases in advance of the Special Meeting (including by way of supplemental proxy).

The Special Meeting will be conducted via live webcast. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America. If you were a shareholder as of the close of business on June 15, 2022, you may attend the Special Meeting. As a registered shareholder, you received a proxy card with this proxy statement. The proxy card contains instructions on how to attend the virtual meeting, including the website along with your control number. You will need your control number to attend the virtual meeting, submit questions and vote online.

If you do not have your control number, contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (917) 262-2373 or by email at proxy@continentalstock.com. If your Ordinary Shares are held by a bank, broker or other nominee, you will need to contact your bank, broker or other nominee and obtain a legal proxy. Once you have received your legal proxy, you will need to contact Continental Stock Transfer & Trust Company to have a control number generated. Please allow up to 72 hours for processing your request for a control number.

Shareholders can pre-register to attend the virtual meeting as early as 9:00 a.m. Eastern Time on July 6, 2022. To pre-register, visit https://www.cstproxy.com/globalspacpartners/sme2022 and enter your control number, name and email address. After pre-registering, you will be able to vote or submit questions for the Special Meeting.

To attend online and participate in the Special Meeting, you will need to visit https://www.cstproxy.com/globalspacpartners/sme2022 and enter the control number provided on your proxy card, regardless of whether you pre-registered.

Shareholders will have multiple opportunities to submit questions to the Company for the Special Meeting. Shareholders who wish to submit a question in advance may do so by pre-registering and then selecting the chat box link. Shareholders also may submit questions live during the meeting. Questions pertinent to Special Meeting matters may be recognized and answered during the Special Meeting in our discretion, subject to time constraints. We reserve the right to edit or reject questions that are inappropriate for Special Meeting matters. In addition, we will offer live technical support for all shareholders attending the Special Meeting.

If you do not have internet capabilities, you can attend the meeting via a listen-only format by dialing 1 800-450-7155 (toll-free), or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada, and entering the pin number 7502829# when prompted. You will not be able to vote or submit questions through the listen-only format.

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held on Wednesday, July 13, 2022, at 9:00 a.m., Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/globalspacpartners/sme2022. You are cordially invited to attend the Special Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•        A special resolution to extend the date by which we must consummate an initial business combination from July 13, 2022 to August 13, 2022 by amending the Company’s Amended and Restated Memorandum and Articles of Association; provided, however, that if, by August 13, 2022, the Company has (i) mailed its definitive proxy statement/prospectus in connection with the Business Combination Meeting, and (ii) called the Business Combination Meeting to be held no more than 14 days following the mailing date, but (iii) has not yet held the Business Combination Meeting, then the Extended Date shall be automatically extended to the earlier of (a) the second business day following the Business Combination Meeting and (b) September 13, 2022; and

•        An ordinary resolution to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal.

Record Date, Voting and Quorum

Our Board fixed the close of business on June 15, 2022, as the Record Date for the determination of holders of our outstanding Ordinary Shares entitled to notice of and to vote on all matters presented at the Special Meeting. As of the record date, there were 17,933,213 Ordinary Shares, including 13,645,713 Class A ordinary shares and 4,287,500 Class B ordinary shares, outstanding. Each share entitles the holder thereof to one vote. 8,966,607 Ordinary Shares must be present at the Special Meeting to constitute a quorum.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals.

It is possible that Global will not be able to complete its initial business combination by the Extended Date or the Final Extended Date even if the Extension Amendment Proposal is approved. In such event, Global will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting

You can vote your shares at the Special Meeting by proxy or in person online.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of our Chairman and our Chief Executive Officer, to act as your proxy at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Special Meeting.

A special note for those who plan to attend the Special Meeting and vote online:    if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Special Meeting.

Our Board is asking for your proxy. Giving your proxy means you authorize Mr. Chandan and Mr. Edwards to vote your shares at the Special Meeting in the manner you direct. You may vote for or withhold your vote for each Proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, Ordinary Shares will be voted “FOR” each of the Extension Amendment Proposal and the Adjournment Proposal.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact Karen Smith of Advantage, our proxy solicitor, at P.O. Box 13581 Des Moines, WA 98198, (877) 870-8565 (toll free), (206) 870-8565, or ksmith@advantageproxy.com.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.

Your shares will not be voted if either (i) we do not receive your vote by valid proxy before 9:00 a.m. Eastern Time on July 13, 2022, or (ii) you do not follow the procedures herein to attend and vote at the Special Meeting. Additionally, written demand of redemption rights must be received by Global’s transfer agent no later than 5:00 p.m. Eastern Time on July 12, 2022 (one day prior to the Special Meeting). Due to the limited time frame in which shareholders have to vote and redeem their shares, your instructions may not be processed if they are not received by the times indicated above. For more information about how to vote, see “Questions and Answers About the Special Meeting — If I am a shareholder of record of the Company’s shares, how do I vote?” and “Questions and Answers About the Special Meeting — If I am a beneficial owner of shares held in street name, how do I vote?”

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by filing with our Secretary, at Global SPAC Partners Co., 2093 Philadelphia Pike #1968, Claymont, DE 19703 either (i) a written notice of revocation bearing a date later than the date of such proxy, or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Special Meeting and voting online.

Simply attending the Special Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Amended and Restated Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Global will separately hold the Business Combination Meeting to approve the Business Combination.

If Global’s shareholders approve the Business Combination at the extraordinary general meeting to approve the Business Combination (referred to herein as the “Business Combination Meeting”) and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Global intends to use its best efforts to complete the Business Combination on or before the Termination Date. Global will cancel the Special Meeting and will not implement the Extension if, on or before July 13, 2022, it is able to complete the Business Combination. Global intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If Global does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Special Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

Attendance at the Special Meeting

Only holders of Ordinary Shares, their proxy holders and guests we may invite may attend the Special Meeting. If you wish to attend the Special Meeting virtually but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the Special Meeting. For example, you may submit an account statement showing that you beneficially owned Ordinary Shares as of the Record Date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies; Expenses.

The cost of preparing, assembling, printing and mailing Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals. We have retained Advantage to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

The Company has agreed to pay Advantage its customary fees and expenses, for its services in connection with the Special Meeting.

No Right of Dissent or Appraisal

Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for dissenters’ appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals to be voted upon at the Special Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Principal Offices

Our principal executive offices are located at 2093 Philadelphia Pike #1968, Claymont, DE 19703. Our telephone number at such address is (650) 560-4753.

BACKGROUND

We are a Cayman Islands exempted company incorporated on August 6, 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On April 13, 2021, we consummated our IPO of 16,000,000 units, with each unit consisting of one public subunit and one-half of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one Class A ordinary share. Each public subunit consists of one Class A ordinary share and one-quarter of one warrant. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $160,000,000.

Simultaneous with the consummation of the IPO, we consummated the private placement of 675,000 private units at a price of $10.00 per unit, generating total proceeds of $6,750,000. The private units were purchased by the Sponsor and I-Bankers Securities, Inc., the representative of the underwriters in the IPO.

On April 13, 2021, the underwriters partially exercised their over-allotment option, and the closing of the issuance and sale of the additional 750,000 Units occurred on April 14, 2021, generating gross proceeds of $7,500,000. In connection with the closing of the overallotment, we sold an additional 15,000 placement units to the Sponsor and an additional 7,500 to I-Bankers Securities, Inc. at a price of $10.00 per placement unit, generating an additional $225,000 of gross proceeds.

On December 21, 2021, we entered into a Business Combination Agreement (the “Original Business Combination Agreement”) and on May 18, 2022, we entered into the Amended and Restated Business Combination Agreement (the “Business Combination Agreement”).

Pursuant to the Business Combination Agreement, at the closing (the “Closing”) of the transactions contemplated thereunder (collectively, the “Transactions”), and following the Recapitalization (as such term is defined and described below), (i) Gorilla Merger Sub, Inc. will merge with and into the Company, with the Company continuing as the surviving entity and a wholly owned subsidiary of Gorilla (the “Merger”); (ii) our Class A ordinary shares and Class B ordinary shares will be converted into ordinary shares of Gorilla (“Gorilla Ordinary Shares”) on a one-for-one basis; and (iii) warrants to purchase our ordinary shares will be converted into warrants to purchase the same number of Gorilla Ordinary Shares at the same exercise price and for the same exercise period (“Gorilla Warrants”).

Prior to the Closing, but subject to the completion of the Closing, Gorilla will effect a recapitalization of its outstanding equity securities (the “Recapitalization”) so that the only class of outstanding equity of Gorilla will be the Gorilla Ordinary Shares (and certain options to be rolled-over in connection with the Transactions). To effect the Recapitalization, (i) the preferred shares of Gorilla will be converted into Gorilla Ordinary Shares in accordance with Gorilla’s organizational documents; (ii) Gorilla will effect a recapitalization of the Gorilla Ordinary Shares so that the holders of the Gorilla Ordinary Shares (and options to acquire Gorilla Ordinary Shares that are not converted to Gorilla Ordinary Shares in the Recapitalization) will have shares (or the right to acquire shares, as applicable) valued at $10.00 per share having a total value of $650,000,000, on a fully diluted basis, treating rolled-over options on a net exercise basis (the ratio at which Gorilla Ordinary Shares are recapitalized being referred to as the “Conversion Ratio”); and (iii) with respect to outstanding options to purchase Gorilla Ordinary Shares, the number of Gorilla Ordinary Shares issuable upon exercise of such security will be multiplied by the Conversion Ratio and the exercise price of such security will be multiplied by the Conversion Ratio. The Business Combination Agreement does not provide for any purchase price adjustments.

On April 11, 2022, our shareholders approved the amendment of our Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate our initial business combination from April 13, 2022 to July 13, 2022 (the “First Extension”). In connection with the First Extension, shareholders holding 3,801,787 of our public shares exercised their right to redeem their shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $38,411,748.01 (approximately $10.10 per public share) was removed from the Trust Account to pay such holders. Furthermore, as a result of the redemption, the one fourth of one warrant contained in each public subunit (resulting in an aggregate of approximately 950,446 warrants) were also forfeited by such holders and automatically extinguished by the Company.

Shortly after shareholder approval of the First Extension, on April 13, 2022, the Company issued a promissory note (the “Note”) in the aggregate principal amount of up to $1,165,339.17 to Gorilla, pursuant to which Gorilla loaned to the Company up to $1,165,339.17 (the “First Extension Funds”) to deposit into the Trust Account for each public share underlying the Company’s public subunits that was not redeemed in connection with the First Extension. As of June 23, 2022, all of the First Extension Funds has been deposited into the Trust Account.

On May 18, 2022, we entered into the Amended and Restated Business Combination Agreement with Gorilla, Merger Sub, the Sponsor, in the capacity as the representative from and after the Effective Time (as defined in the Business Combination Agreement) for the shareholders of Global as of immediately prior to the Effective Time and their successors and assignees) in accordance with the terms and conditions of the Business Combination Agreement (the “SPAC Representative”), Tomoyuki Nii, in the capacity as the representative from and after the Effective Time for the Gorilla shareholders as of immediately prior to the Effective Time in accordance with the terms and conditions of the Business Combination Agreement, amending the Original Business Combination Agreement to, among other matters, (i) place in escrow fourteen million (14,000,000) of the ordinary shares to be issued to the shareholders of Gorilla in the Recapitalization (subject to equitable adjustment for share splits, share dividends, combinations, recapitalizations and the like after the Closing, including to account for any equity securities into which such shares are exchanged or converted, and together with any dividends or distributions or other income paid or otherwise accruing to such securities during the time such securities are held in escrow, “Earnout Shares”), and make such Earnout Shares contingent and only vest and be earned by the shareholders of Gorilla if certain share price maintenance and financial performance and reporting metrics are achieved by Gorilla after the Closing, with such Earnout Shares forfeited if such metrics are not achieved, (ii) provide that holders of outstanding Gorilla ordinary shares that are not redeemed or converted in the Redemption, including PIPE Subunits purchased under the Amended Subscription Agreement (but not Class B ordinary shares or Global securities purchased in the IPO Private Placement), receive for each Global ordinary share held one (1) Class A contingent value right (as referred to and defined in the Business Combination Agreement as a Class A CVR, a “Class A CVR”) entitling them to receive (as a new reissuance by Gorilla of equivalent Gorilla ordinary shares or other securities or property forfeited as part of applicable Earnout Shares) (A) a pro rata portion, among holders of Class A CVRs, of the Earnout Shares that are forfeited by shareholders of Gorilla for failure to meet any the Gorilla ordinary share price maintenance requirements (as referred to and defined in the Business Combination Agreement as Price Protection Shares, “Price Protection Shares”), and (B) a pro rata portion, among holders of all CVRs, of the Earnout Shares that are forfeited by shareholders of Gorilla for failure to meet any the financial performance and reporting metric performance requirements (as referred to and defined in the Business Combination Agreement as Revenue Protection Shares, “Revenue Protection Shares”), (iii) provide that each of the PIPE Investors receive for each PIPE Subunit purchased under the Amended Subscription Agreement, one-half (½) of one Class B contingent value right (as referred to and defined in the Business Combination Agreement as a Class B CVR, a “Class B CVR”, and each of one whole Class B CVR and Class A CVR, a “CVR”)) entitling them to receive (as a new reissuance by Gorilla of equivalent Gorilla ordinary shares or other securities or property forfeited as part of applicable Earnout Shares) a pro rata portion, among holders of all CVRs, of the Revenue Protection Shares (but not the Price Protection Shares), (iv) restrict the CVRs from being listed for trading or quotation on Nasdaq, NYSE or any other major stock exchange without the consent of the SPAC Representative and the holders of a majority of the outstanding Class B CVRs (the “PIPE Investor Majority”) (with the Class B CVRs to additionally be subject to the transfer restrictions set forth in the Amended Subscription Agreements), (v) add (A) the SPAC Representative as party thereto to represent the interests of the shareholders of Global prior to the Closing and the other shareholders of the Company (other than the shareholders of Gorilla) and (B) the Target Representative as party thereto to represent the interests of the shareholders of Gorilla, in each case, with respect to certain matters under the Business Combination Agreement and related ancillary agreements after the Closing, including the determinations, enforcement and administration with respect to the Earnout Shares and related rights of the CVRs and (vi) extend the Outside Date under the Business Combination Agreement from April 13, 2022 to July 13, 2022 (subject to further extension in accordance with the terms thereof). On June 28, 2022, Global and Gorilla mutually agreed to extend the Outside Date under the Business Combination, subject to the approval of the Extension Amendment, from July 13, 2022 to August 13, 2022 (or up to September 13, 2022 if certain conditions are met).

You are not being asked to vote on the proposed business combination with Gorilla at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the proposed business combination with Gorilla at the Business Combination Meeting (to the extent such meeting is held after the Special Meeting) and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the proposed Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date or, as applicable, the Final Extended Date.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its Amended and Restated Memorandum and Articles of Association, as amended, to extend the date by which the Company must consummate an initial business combination from July 13, 2022 to August 13, 2022 (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association; provided, however, that if, by August 13, 2022, the Company has (i) mailed its definitive proxy statement/prospectus in connection with the Business Combination Meeting, and (ii) called the Business Combination Meeting to be held no more than 14 days following the mailing date, but (iii) has not yet held the Business Combination Meeting, then the Extended Date shall be automatically extended to the earlier of (a) the second business day following the Business Combination Meeting and (b) September 13, 2022 (the “Final Extended Date”).

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete the Business Combination. The approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

As contemplated by the Amended and Restated Memorandum and Articles of Association, the holders of Global’s public shares may elect to redeem all or a portion of their public shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination on or before July 13, 2022, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and the Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this Proxy Statement in Annex A.

The Board’s Reasons for the Extension Amendment Proposal

The Company’s Amended and Restated Memorandum and Articles of Association, as currently in effect, provide that the Company must consummate an initial business combination by July 13, 2022. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination.

As previously announced, we entered into the Original Business Combination Agreement on December 21, 2021 and the Amended and Restated Business Combination Agreement on May 18, 2022. Pursuant to and subject to the terms and conditions of the Business Combination Agreement, the parties agreed to effect the Business Combination. The Board currently believes that there may not be sufficient time before July 13, 2022 to complete the Business Combination. Accordingly, the Board believes that in order to ensure that we are able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Company believes that there is some risk that the Company might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on December 28, 2021 and May 18, 2022 and our preliminary proxy statement/prospectus filed with the SEC on January 10, 2022, as amended on February 18, 2022, March 15, 2022, May 20, 2022, June 13, 2022, June 27, 2022, and as may be further amended.

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company will be required to approve the Extension Amendment Proposal. Additionally, the Company’s IPO prospectus and Amended and Restated

Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that the Business Combination would be in the best interests of our shareholders, and because we may not be able to conclude the Business Combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond the Termination Date to the Extended Date or, as applicable, the Final Extended Date. We intend to hold the Business Combination Meeting prior to the Extended Date in order to seek shareholder approval of the proposed Business Combination.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal.

If the Extension is not completed and we have not consummated a business combination on or before July 13, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable) divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. If the Extension is not approved, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination on or before July 13, 2022. In the event of a liquidation, our initial shareholders will not receive any monies held in the Trust Account as a result of their ownership of the founder shares and placement shares.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved to extend the time Global has to complete a business combination until the Extended Date or, as applicable, the Final Extended Date, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution in the form set forth in Annex A hereto and Global will remain a reporting company under the Exchange Act and its public units, public subunits and warrants will remain publicly traded.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

You are not being asked to vote on the proposed business combination with Gorilla at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the proposed business combination with Gorilla at the Business Combination Meeting (to the extent such meeting is held after the Special Meeting) and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the proposed Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date or, as applicable, the Final Extended Date.

The approval of the Extension Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $132.1 million that was in the Trust Account as of June 27, 2022. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Interests of our Initial Shareholders, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our initial shareholders, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        (i) 4,187,500 Class B ordinary shares (the initial 5,750,000 Class B ordinary shares were purchased for $25,000 and an aggregate of 1,150,000 were forfeited upon the underwriter not exercising the full overallotment in connection with the IPO), (ii) 530,000 Class A ordinary shares included in the private units purchased in connection with the IPO and (iii) 397,500 private warrants included in the private units purchased in connection with the IPO, all of which would expire worthless if a business combination is not consummated.

•        In order to finance transaction costs in connection with an initial business combination, our initial shareholders or an affiliate of our initial shareholders, or the Company’s directors or officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of an initial business combination without interest or, at the lender’s discretion, up to $1,500,000 of the Working Capital Loans may be converted upon consummation of an initial business combination into units at a price of $10.00 per unit. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

•        Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes;

•        The Company’s officers, directors, initial shareholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Company fails to obtain the Extension and is forced to wind up, liquidate and dissolve, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will not be able to reimburse these expenses. Although as of the Record Date, the Company’s officers, directors, initial shareholders and their affiliates had not incurred any unpaid reimbursable expense, they may incur such expenses in the future; and

•        The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the general meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Redemption Rights

If the Extension Amendment Proposal is approved, and contingent upon the effectiveness of the implementation of the Extension, the Company will provide public shareholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their public shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable). You will be able to redeem your public shares in connection with any shareholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date or, as applicable, the Final Extended Date.

If the Extension Amendment Proposal is approved, Gorilla has agreed to loan to us the lesser of $388,447 and $0.045 for each public share that is not redeemed in connection with the Special Meeting (the “Loan”). Assuming the Extension Amendment Proposal is approved, the Loan will be deposited in the Trust Account promptly following the Special Meeting. If more than 8,632,155 public shares remain outstanding after conversions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if no public shares seek conversion, an aggregate of $388,447 would be contributed and the per-share amount contributed for the Extension would be approximately $0.03 per share. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented, the redemption amount per share at the meeting for the Company’s business combination or the Company’s subsequent liquidation will be between $10.23 and $10.245 per share (depending on the level of redemptions in connection with the Special Meeting), in comparison to the current redemption amount of approximately $10.20 per share. The Loan is conditioned upon the implementation of the Extension Amendment. The Loan will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loan will not bear interest and will be repayable by us to Gorilla upon consummation of an initial business combination. If Gorilla advises us that it does not intend to make the Loan, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter.

You will be entitled to receive cash for any public subunits to be redeemed in connection with the Extension Amendment Proposal only if you:

(i)     (a) hold public subunits, or

(b) hold public subunits through units and you elect to separate your units into the underlying public subunits prior to exercising your redemption rights with respect to the public subunits; and

(ii)    prior to 5:00 p.m., Eastern Time, on July 12, 2022, (a) submit a written request to Continental that Global redeem your public subunits for cash and (b) deliver your subunit certificates (if any) and other redemption forms to Continental, physically or electronically through DWAC.

Holders of outstanding units must separate the units into their individual component parts prior to exercising redemption rights with respect to the public subunits. The holder must deliver the certificate for its units to Continental (if the units are registered in the holder’s own name) or to its broker dealer, commercial bank, trust company or other nominee (if the units are held in “street name”), as applicable, with written instructions to separate the units into their individual component parts. This must be completed far enough in advance to permit the mailing of the certificates back to the holder so that the holder of the public subunits may then exercise his, her or its redemption rights upon the separation of the public subunits from the units.

Holders of public subunits do not need to affirmatively vote on the Extension Amendment Proposal or be a holder of such public subunits as of the Record Date to exercise redemption rights. If the Extension Amendment Proposal is not approved, these public subunits will not be redeemed for cash. If a holder of public subunits properly demands redemption, delivers his, her or its subunit certificates (if any) and other redemption forms to Continental, and the Extension Amendment Proposal is consummated, we will redeem each public subunit for the Per-Share Redemption Price. It is anticipated that this would amount to approximately $10.20 per share. If a holder of public subunits exercises his, her or its redemption rights, then such holder will be exchanging his, her or its public subunits for cash and will no longer own securities of the combined company.

If you are a holder of public shares (through your ownership of public subunits) and you exercise your redemption rights, it will result in the loss of your warrants contained in the public subunits, but will not result in the loss of any separated warrants that you may hold directly (including those contained in any units you hold and do not tender for redemption).

Holders of Class B ordinary shares will not have redemption rights with respect to such shares.

Holders may demand redemption by delivering their subunit certificates (if any) and other redemption forms, either physically or electronically using Depository Trust Company’s DWAC System, to the Company’s transfer agent prior to the vote at the Special Meeting. If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

The Company’s transfer agent can be contacted at the following address:

Continental Stock Transfer & Trust Company
1 State Street — 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to the Company unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which the Board may do in whole or in part).

Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

The closing price of our subunits on June 15, 2022, the Record Date, was $10.16 per subunit. The cash held in the Trust Account on such date was approximately $131.7 million ($10.17 per public share), and as of June 27, 2022 was approximately $132.1 million ($10.20 per public share). Prior to exercising redemption rights, shareholders should verify the market price of Class A ordinary shares as they may receive higher proceeds from the sale of their Class A ordinary share(s) in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If you elect to redeem your Class A ordinary shares, you will have no right to participate in, or have any interest in, the future growth of Global, if any. You will be entitled to receive cash for your public shares only if you properly and timely demand redemption.

If Global does not consummate an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved, Global will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of Global’s warrants will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of Global shareholders to elect to redeem their public shares in connection with the Business Combination, which is a separate and additional redemption right available to Global shareholders. Global shareholders seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the definitive proxy statement/final prospectus relating to the Business Combination Meeting. Global’s preliminary proxy statement/prospectus was filed with the SEC on January 10, 2022, as amended on February 18, 2022, March 15, 2022, May 20, 2022 and June 13, 2022, June 27, 2022, and as may be further amended.

If a holder of public shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A ordinary shares for cash and will no longer own those shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU: (A) HOLD PUBLIC SUBUNITS, OR (B) HOLD PUBLIC SUBUNITS THROUGH PUBLIC UNITS AND YOU ELECT TO SEPARATE YOUR PUBLIC UNITS INTO THE UNDERLYING PUBLIC SUBUNITS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SUBUNITS; AND (II) PRIOR TO 5:00 P.M., EASTERN TIME, ON JULY 12, 2022, (A) SUBMIT A WRITTEN REQUEST TO CONTINENTAL

STOCK TRANSFER & TRUST COMPANY, GLOBAL’S TRANSFER AGENT, THAT GLOBAL REDEEM YOUR PUBLIC SUBUNITS FOR CASH AND (B) DELIVER YOUR SUBUNIT CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE, IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THIS PROXY STATEMENT. IF THE EXTENSION IS NOT APPROVED, THEN THE PUBLIC SUBUNITS WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on July 12, 2022 (one day prior to the Special Meeting), you must elect either to physically tender your subunit certificates to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your public shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on July 12, 2022 (one day prior to the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical subunit certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on July 12, 2022 (one day prior to the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on July 12, 2022 (one day prior to the Special Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders. If the Extension Amendment Proposal is not approved or is abandoned, these shares will be returned promptly following the Special Meeting as described above.

Certain Material U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public subunit and one-half warrant components of the unit. As a result, the discussion below with respect to actual holders of public subunits should also apply to holders of units (as the deemed owners of the underlying public subunits) that separate their units into the underlying public subunits prior to exercising their redemption rights with respect to the public subunits. Although the tax treatment of a subunit is not clear, we intend to treat each public subunit as a Class A ordinary share. Accordingly, any reference herein to shares also includes the public subunits. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•        certain U.S. expatriates;

•        traders in securities that elect mark-to-market treatment;

•        S corporations;

•        U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•        financial institutions;

•        mutual funds;

•        qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•        insurance companies;

•        broker-dealers;

•        regulated investment companies (or RICs);

•        real estate investment trusts (or REITs);

•        persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•        persons subject to the alternative minimum tax provisions of the Code;

•        tax-exempt organizations;

•        persons that actually or constructively own 5 percent or more of the Company’s shares; and

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF GLOBAL SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•        a citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•        an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants or rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants and rights) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares, rights or warrants;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights or warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our shares. The remainder of this paragraph assumes that a QEF election is not available with respect to our rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives shares pursuant to such rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired pursuant to the terms of rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, rights and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•        such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•        such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares, rights or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your Public Shares.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal.

Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, our initial shareholders (excluding I-Bankers), directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,717,500 Ordinary Shares, representing approximately 25.8% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or Ordinary Shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their Ordinary Shares for a pro rata portion of the Trust Account.

Full Text of the Resolution

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of Global SPAC Partners Co., in the form attached to the proxy statement as Annex A and incorporated by reference therein, to be effective immediately.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL TWO — THE ADJOURNMENT PROPOSAL

Overview

In the event that the number of Ordinary Shares present in person online or represented by proxy at the Special Meeting and voting “FOR” the Extension Amendment Proposal are insufficient to approve the Extension the Company may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the other Proposal discussed in this Proxy Statement.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal.

Required Vote

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our executive officers and directors that beneficially owns our ordinary shares; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 13,645,713 Class A ordinary shares and 4,287,500 Class B ordinary shares, issued and outstanding as of the Record Date.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

	Class A ordinary share		Class B ordinary share		All Shares
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Outstanding	Number of Shares Beneficially Owned	Percentage Outstanding	Percentage Outstanding
Current Directors and Executive Officers of Global:
Jayesh Chandan(1)	—	—	25,000	*	*
Bryant B. Edwards(2)	530,000	3.9%	4,112,500	95.9%	25.8%
Stephen N. Cannon(1)	—	—	—	—	—
Long Long(1)	—	—	—	—	—
Marwan Abedin	—	—	25,000	*	*
Amir Kazmi(1)	—	—	25,000	*	*
All executive officers and directors as a group (6 individuals)	530,000	3.9%	4,187,500	100.0%	23.3%
Five Percent or More Holders:
Global SPAC Sponsors LLC	530,000	3.9%	4,112,500	95.9%	25.8%
Karpus Investment Management(3)	2,030,985	14.8%	—	—	11.3%
ATW SPAC Management LLC(4)	1,600,000	11.7%	—	—	8.9%
Boothbay Absolute Return Strategies, LP(5)	1,600,000	11.7%	—	—	8.9%
Polar Asset Management Partners Inc.(6)	1,595,000	11.7%	—	—	8.8%
Shaolin Capital Management LLC(7)	1,304,367	9.5%	—	—	7.2%
Hudson Bay Capital Management LP(8)	900,000	6.6%	—	—	5.0%
Feis Equities LLC(9)	765,011	5.6%			4.3%

____________

*        Less than 1%.

(1)      Does not include any securities held by Global SPAC Sponsors LLC, a limited liability company, of which each person is a direct or indirect member. Each such person disclaims beneficial ownership of the reported securities, except to the extent of his pecuniary interest therein.

(2)      Shares are held by Global SPAC Sponsors LLC, a limited liability company, of which Bryant B. Edwards is sole manager. Members of this limited liability company include Glazer Capital LLC, Sea Otter Securities Group LLC, Mint Tower Capital Management B.V., the anchor investors in Global’s IPO and SPAC Partners — Global LLC, a limited liability company, of which Bryant Edwards is the sole manager, and whose members include certain officers and directors of the company. Mr. Edwards disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(3)      Based solely on the Schedule 13G, these securities are held by Karpus Management, Inc. (“Karpus”), d/b/a Karpus Investment Management, a New York corporation and a registered investment adviser under Section 203 of the Investment Advisers Act and controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. In accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The business address of the reporting person is 183 Sully’s Trail, Pittsford, New York 14534.

(4)      Based solely on the Schedule 13G, these securities are held by ATW SPAC Management LLC, one or more separately managed accounts managed by ATW SPAC Management LLC, a Delaware limited liability company (the “ATW”), which has been delegated exclusive authority to vote and/or direct the disposition of such shares held by such separately managed accounts, which are sub-accounts of one or more pooled investment vehicles managed by a Delaware limited liability company. Antonio Ruiz-Gimenez is the Managing Member of ATW. The business address of the reporting persons is 7969 NW 2nd Street, #401, Miami, Florida 33126.

(5)      Based solely on the Schedule 13G/A, these securities are held by Boothbay Absolute Return Strategies, LP, a Delaware limited partnership, and one or more other private funds (the “Fund”), which is managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). The Adviser, in its capacity as the investment manager of the Fund, has the power to vote and the power to direct the disposition of all Units held by the Fund. Ari Glass is the Managing Member of the Adviser. The business address of the reporting persons is 140 East 45th Street, 14th Floor, New York, NY 10017.

(6)      Based solely on the Schedule 13G, these securities are held by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the shares directly held by PMSMF. The business address of the reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(7)      Based solely on the Schedule 13G, these securities are held by Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, and DS Liquid DIV RVA SCM LLC being managed accounts advised by the Shaolin Capital Management LLC. The address of the business office of the reporting person is 7610 NE 4th Court, Suite 104 Miami FL 33138.

(8)      Based solely on the Schedule 13G, these securities are held by Hudson Bay Capital Management LP (the “Investment Manager”) and Mr. Sander Gerber (“Mr. Gerber”). The Investment Manager serves as the investment manager to HB Strategies LLC and Hudson Bay SPAC Master Fund LP, in whose name the securities reported herein are held. As such, the Investment Manager may be deemed to be the beneficial owner of all Class A ordinary shares held by HB Strategies LLC and Hudson Bay SPAC Master Fund LP. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities. The business address of each of the reporting persons is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.

(9)      Based solely on the Schedule 13G, these securities are held by Feis Equities LLC, an Illinois limited liability company and Larence M. Feis. The business address of the reporting persons is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 606060.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2022 annual general meeting will be held no later than December 31, 2022. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2022 annual general meeting, it must have submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Amended and Restated Memorandum and Articles of Association. Assuming the meeting is held on December 31, 2022, such proposals must have been received by us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

If the Extension Amendment Proposal is not approved, there will be no annual general meeting in 2022.

OTHER MATTERS

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Global SPAC Partners Co., 2093 Philadelphia Pike #1968, Claymont, DE 19703, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

Global SPAC Partners Co.
2093 Philadelphia Pike #1968
Claymont, DE 19703
Attention: Steve Cannon
Email: steve@spacpartners.com

If you are a shareholder of the Company and would like to request documents, please do so by July 10, 2022, 72 hours prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION
OF
GLOBAL SPAC PARTNERS CO.

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place and the insertion of a new Article 49.7A:

49.7    In the event that the Company does not consummate a Business Combination on or before August 13, 2022 (the “Deadline Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

49.7A Notwithstanding the foregoing, if by August 13, 2022, the Company has: (i) mailed the definitive proxy statement/prospectus, a preliminary form of which was initially filed with the Securities and Exchange Commission on January 10, 2022, as amended (the “Business Combination Proxy Statement”); and (ii) called a general meeting of the Company to approve a business combination (the “Business Combination Meeting”) no later than 14 days following the Business Combination Proxy Statement mailing date, but (iii) has not yet held the Business Combination Meeting, the Deadline Date shall be automatically extended to the earlier of (a) the second business day following the Business Combination Meeting and (b) September 13, 2022.

Annex A-1

GLOBAL SPAC PARTNERS CO.
2093 Philadelphia Pike #1968,
Claymont, DE 19703

PROXY CARD
FOR THE EXTRAORDINARY GENERAL MEETING OF
GLOBAL SPAC PARTNERS CO.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jayesh Chandan and Bryant B. Edwards (each, a “Proxy”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote at the extraordinary general meeting of Global SPAC Partners Co. (“Global”) to be held on July 13, 2022 at 9:00 a.m., Eastern Time solely over the Internet by means of a live audio webcast at https://www.cstproxy.com/globalspacpartners/sme2022, and at any adjournments and/or postponements thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side) ~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~
GLOBAL SPAC PARTNERS CO. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — To amend, by way of special resolution, the amended and restated Memorandum and Articles of Association of Global SPAC Partners Co. (“Global”) to extend the date by which Global has to consummate a business combination from July 13, 2022 to August 13, 2022 (the “Extended Date”); provided, however, that if, by August 13, 2022, the Company has (i) mailed its definitive proxy statement/prospectus in connection with a shareholder meeting to approve the business combination and related transactions with Gorilla Technology Group Inc., a Cayman Islands exempted company (such meeting, the “Business Combination Meeting”), and (ii) called the Business Combination Meeting to be held no more than 14 days following the mailing date, but (iii) has not yet held the Business Combination Meeting, then the Extended Date shall be automatically extended to the earlier of (a) the second business day following the Business Combination Meeting and (b) September 13, 2022.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Adjournment Proposal — To instruct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting of Global shareholders to a later date or dates, if necessary, to permit further solicitation and vote of Proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

	FOR ☐	AGAINST ☐	ABSTAIN ☐
Date: , 2022

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1 and 2. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~